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                                                                    EXHIBIT 10.9


                              ASSIGNMENT OF LEASE


         FOR VALUE RECEIVED, the undersigned does hereby assign, transfer, set over, and convey unto the PACIFIC NATIONAL BANK OF WASHINGTON, a national banking association, all of its right, title and interest in and to that certain Lease dated October 7, 1963, between TRAINGLE DEVELOPMENT COMPANY, a Washington corporation, as Lessor, and the OLD NATIONAL BANK OF WASHINGTON, a national banking association, as Lessee, which Lease provides for the lease of that certain real property situated in Cowlitz County, State of Washington, more particularly described as follows:

                 A portion of Tract 46, Assessor's Plat No. 17, according to the plat thereof recorded in Volume 8, page 39, records of Cowlitz County, Washington, described as follows:

                 Beginning at the corner common to Tract 46, 47, 48 and 49, Assessor's Plat No. 17, according to the plat thereof recorded in Volume 8 of Plats, page 39, records of said County; thence North 32#21'29" West 10 feet; thence South 57#38'31" West 40 feet to the true point of beginning thence continuing South 57#38'31" West 150 feet; thence North 57#38'31" East 150 feet; thence South 32#21'29" East 150 feet to the true point of beginning.

         DATED this 30th day of March, 1979.

                                       OLD NATIONAL BANK OF WASHINGTON



                                       By:/s/____________________________


                                       Attest: /s/_______________________





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STATE OF WASHINGTON       )
                          )  ss.
COUNTY OF KING            )


         On this 30th day of March, 1979, before me the undersigned Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Gordon Brand and M. H. Fotheringill, to me know to be the Sr. Vice President and Vice President, of the OLD NATIONAL BANK OF WASHINGTON, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal hereto affixed the day and year first above written.


                                           /s/___________________________
                                           NOTARY PUBLIC in and for the State
                                           of Washington, residing at Spokane

                            ACCEPTANCE OF ASSIGNMENT

         PACIFIC NATIONAL BANK OF WASHINGTON, the Assignee of the foregoing Assignment of Lease, does hereby accept said assignment and does hereby agree to be bound by and perform all of the terms, covenants, conditions and obligations of the Lessee all as provided in the lease described in the foregoing Assignment of Lease.

         IN WITNESS WHEREOF, the Assignee has caused this acceptance to be executed by its duly authorized officers this 30th day of March, 1979.

                                       PACIFIC NATIONAL BANK OF WASHINGTON


                                       By: /s/__________________________


                                       Attest: /s/_______________________





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                             CONSENT TO ASSIGNMENT

         THE UNDERSIGNED, the Lessor of the lease described in the foregoing Assignment of Lease, does hereby consent to the assignment of the Lessee's interest under said lease to the Pacific National Bank of Washington, as more particularly set forth in the foregoing Assignment of Lease.
         IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its duly authorized officers this _____ day of March, 1979.

                                       TRAINGLE DEVELOPMENT COMPANY



                                       By: /s/___________________________